UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 31, 2005

                                  FBO AIR, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                333-56046                               87-0617649
        ------------------------            ------------------------------------
        (Commission File Number)            (I.R.S. Employer Identification No.)

  9078 East Charter Oak, Scottsdale, AZ                    85260
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (480) 634-6565
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-d(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      1. Asset Purchase Agreement

            (a) On March 31, 2005, FBO Air-Garden City, Inc. ("FBO Garden City"), a Kansas corporation and a wholly-owned subsidiary of FBO Air, Inc., a Nevada corporation and the registrant (the "Company"), executed an Asset Purchase Agreement (the "Asset Purchase Agreement") with Central Plains Aviation, Inc., a Kansas corporation ("Central Plains"), and Jon A. Crotts ("Crotts"), the President of Central Plains. Other than in respect of the Asset Purchase Agreement, there is no material relationship between the Company or its affiliates (including FBO Garden City) and Central Plain or Crotts. A copy of the Asset Purchase Agreement without exhibits or schedules is filed as Exhibit
10.1 to this Report and is incorporated herein by this reference.

            (b) Pursuant to the Asset Purchase Agreement, FBO Garden City was to purchase the assets of Central Plains relating to the latter's business as a fixed base operator at Garden City Regional Airport in Garden City, Kansas. The purchase price was to be $675,000, of which $435,000 was to be paid at the closing and the balance of $240,000 was to be evidenced by a promissory note (the "Central Plains Note") having a term of 18 months, bearing interest at the rate of 5% per annum and being payable on a quarterly basis. FBO Garden City was to assume no liabilities as a result of its purchase of assets from Central Plains. As indicated in Section 1 of Item 2.01 to this Report, the assets purchase by FBO Garden City was closed on March 31, 2005 and FBO Garden City is now conducting a fixed base operation at the Garden City Regional Airport instead of Central Plains.

                  Simultaneously with the closing of the Asset Purchase Agreement, FBO Garden City entered into an employment agreement dated March 31, 2005 (the "Crotts Employment Agreement") pursuant to which FBO Garden City agreed to employ Crotts, for a term of 18 months commencing with the closing and thereafter on a month-to-month basis, to serve as an FBO Manager to oversee the operations of the Garden City facility at a base salary of $50,000 per annum plus an incentive bonus based on performance of the facility against an annual operating plan. A copy of the Crotts Employment Agreement is filed as Exhibit
10.2 to this Report and is incorporated herein by this reference.

      2. Stock Purchase Agreement

            (a) On March 31, 2005, FBO Air Wilkes-Barre, Inc., a Pennsylvania corporation and a wholly-owned subsidiary of the Company ("FBO Wilkes-Barre"), executed a Stock Purchase Agreement (the "Stock Purchase Agreement") with Tech Aviation Service, Inc., a Pennsylvania corporation ("Target"), and Ronald D. Ertley ("Ertley") and Frank E. Paczewski ("Paczewski;" Ertley and Paczewski being collectively referred to herein as the "Target Stockholders.") A copy of the Stock Purchase Agreement without exhibits or schedules is filed as Exhibit
10.3 to the Report and is incorporated herein by this reference.


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

            (b) Pursuant to the Stock Purchase Agreement, FBO Wilkes-Barre was to purchase from the Target Stockholders all of the outstanding shares of the capital stock of Target for an aggregate purchase price of $2,000,000 less all of the fees and expenses shown on invoices delivered by Target relating to any professional services, including legal, accounting or advisory services, rendered to Target in connection with the transactions contemplated by the Stock Purchase Agreement. Target was to issue to each of the Target Stockholders a promissory note (the "Wilkes-Barre Note") in the principal amount of $250,000 payable in five annual installments of $50,000 each. The Wilkes-Barre Note bears no interest; however, in the event of a default, Target must pay interest at the annual rate of two percent in excess of the New York Prime Rate (as defined), as it changes from time to time. The Company and FBO Wilkes-Barre were to guaranty payment by its subsidiary of the Wilkes-Barre Notes. As indicated in Section 2 of Item 2.01 to this Report, the shares of Target were purchased by FBO Wilkes-Barre from the Target Stockholders on March 31, 2005 and FBO Wilkes-Barre is now conducting a fixed based operation at Wilkes-Barre /Scranton International Airport instead of Target.

                  Simultaneously with the closing of the Stock Purchase Agreement, Target entered into an employment agreement dated March 31, 2005 (the "Paczewski Employment Agreement") with Paczewski, pursuant to which Target agreed to employ Paczewski for a term of two years (subject to automatic renewals for one-year periods unless terminated by either party within 90 days of the anniversary of the initial term or any renewal period) to serve as the Chief Operating Officer of Target at a base annual salary of $96,550 plus an incentive bonus based on the performance of the facility against the annual operating plan. A copy of the Paczewski Employment Agreement is filed as Exhibit
10.4 to this Report and is incorporated herein by this reference.

      3. Registration Rights Agreements

            (a) On March 31, 2005, in connection with the initial closing of the private placement reported in Item 3.02 to this Report, the Company entered into a registration rights agreement (the "Registration Rights Agreement") with the purchasers on such closing date. Subsequent purchasers in the Offering (as such term is hereinafter defined in Section 1 of Item 3.02 hereof) will become parties to the Registration Rights Agreement at their respective Closing (as such term is herein after defined in Section 1 of Item 3.02 hereof). A copy of the Registration Rights Agreement is filed as Exhibit 4.4 to this Report and is incorporated herein by this reference. On March 31, 2005, the Co-Investors (see
Section 2 of Item 3.02 of this Report) also signed a registration rights agreement (the "Co-Investor Registration Rights Agreement") which contains registration rights provisions identical to those in the Registration Rights Agreement. A copy of the Co-Investor Registration Agreement is filed as Exhibit
4.5 to this Report and is incorporated herein by this reference.

            (b) Pursuant to the Registration Rights Agreement, the Company is required to file a registration statement (the "Registration Statement") on Form SB-1 or SB-2 under the Securities Act of 1933, as amended (the "Securities Act'), to register for resale by the holders of the shares of the Company's Common Stock, $0.001 par value (the "Common Stock"), issuable upon the conversion of shares of the Convertible Preferred Stock and the exercise of the Investor Warrants and the Agent's Warrants, all of which terms are hereinafter defined in Section 1 of Item 3.02 to this Report. The Company is required to file the Registration Statement within 60 days of the Final Closing Day (as such term is hereinafter defined in Item 3.02 to this Report) and to use its best efforts to have the Registration Statement declared effective under the Securities Act no later than 120 days after the Final Closing Date. If any of these time periods are not met, or if the holders are not able to sell their securities under the Registration Statement during the period the Company is required to keep the Registration Statement effective, then the Company will pay the holder, for each 30-day period (or portion thereof) in which the Company is in default, an amount in cash, as partial liquidated damages and not as a penalty, equal to one percent of the aggregate purchase price paid by the holder. If the Company fails to pay such damages within five days of the date payable, the Company shall pay interest thereon at the rate of 18% per annum (or such lesser amount as is legally permissible). The Company is obligated to keep the Registration Statement effective until the earlier date (i) when all securities have been sold, whether pursuant to the Registration Statement or pursuant to an exemption from the registration requirement of the Securities Act, or (ii) when all securities may be sold pursuant to the exemption of Rule 144(k) under the Securities Act.

      4. Ettinger Employment Agreement

      On March 31, 2005, the Board of Directors of the Company authorized an employment agreement dated as of April 1, 2005 (the "Ettinger Employment Agreement") with Robert J. Ettinger. A copy of the Ettinger Employment Agreement is filed as Exhibit 10.5 to this Report and is incorporated herein by this reference.

      Pursuant to the Ettinger Employment Agreement, Mr. Ettinger is employed as the Chief Operating Officer of the Company and as the President of its Big Bird Division. He also is to serve as a Vice Chairman of the Company. The term of the Ettinger Employment Agreement is for three years, commencing April 1, 2005, and thereafter automatically renews for additional one-year periods unless either party gives written notice not to extend the term not less than 90 days prior to the then next upcoming expiration date. The Company may terminate the employment for Cause (as defined) in which event the Company is only obligated to the date of termination. In addition Mr. Ettinger may terminate his employment for Good Reason (as defined) or in the event of a Change in Control (as defined). If either such termination occurs, the Ettinger Employment Agreement specifies the Company's further obligations.

      Pursuant to the Ettinger Employment Agreement, Mr. Ettinger's base annual salary is $150,000, subject to such increases as the Board may authorize from time to time thereafter, and he is guaranteed an annual bonus payment of $100,000, both the salary and the bonus payment to be paid in equal monthly installments. In addition, he may receive an annual performance bonus based on the Board's evaluation of the Company's (particularly the Division's) performance and his performance. Mr. Ettinger is to be granted an option each April 1 during the initial term to purchase 250,000 shares of the Common Stock. For information as to the first such grant, see Section 4 of Item 3.02 of this Report. Among the other fringe benefits, the Ettinger Employment Agreement obligates the Company to maintain a term life insurance policy on Mr. Ettinger's life in the amount of $1,000,000, with one half of the proceeds on his death to go to his designated beneficiary or beneficiaries and one half to the Company.

      5. Jeffrey Trenk Employment Agreement

      As previously reported, the Company had entered into a Business Development Agreement dated as of January 2, 2004 (the "Consulting Agreement") with Jeffrey M. Trenk, a founder of FBO Air, Inc., an Arizona corporation ("FBO Air"), which, as previously reported, was merged (the "Merger") on August 20, 2004 with and into the Company (then named Shadows Bend Development, Inc. ("Shadows Bend")). A copy of the Consulting Agreement is filed (by incorporation by reference) as Exhibit 10.6 to this Report and is incorporated herein by this reference. The Consulting Agreement was with FBO Air, but, as a result of the Merger, FBO Air's obligations thereunder were assumed by the Company. The Consulting Agreement, by its terms, never became effective, although Mr. Trenk rendered services and received certain cash compensation. In addition, as previously reported, he was granted an option expiring September 29, 2009 to purchase 50,000 shares of the Common Stock at $.01 per share, there being no market price for the Common Stock at that time.

      With Mr. Trenk's election on March 31, 2005 as an officer of the Company (see Item 5.02 to this Report, the Board of Directors authorized termination of the Consulting Agreement, effective March 31, 2005, and execution of an employment agreement dated as of April 1, 2005 (the "Jeffrey Trenk Employment Agreement") with him. A copy of the Jeffrey Trenk Employment Agreement is filed as Exhibit 10.7 to this Report and is incorporated herein by this reference.

      Pursuant to the Jeffrey Trenk Employment Agreement, Mr. Trenk is employed as the Executive Vice President of Business Development of the Company. He is also to serve as a Vice Chairman of the Company. The term of the Jeffrey Trenk Employment Agreement is for three years, commencing April 1, 2005, and thereafter automatically renews for additional one-year periods unless either party gives written notice not to extend the term not less than 90 days prior to the then next upcoming expiration date. The Company may terminate the employment for Cause (as defined) in which event the Company is only obligated to the date of termination. In addition Mr. Trenk may terminate his employment for Good Reason (as defined) or in the event of a Change in Control (as defined). The termination and benefits upon termination in the Jeffrey Trenk Employment Agreement are similar to those in the Ettinger Employment Agreement.

      Pursuant to Trenk Employment Agreement, Mr. Trenk's base annual salary is $175,000, subject to such increases as the Board may authorize from time to time thereafter. In addition, he is eligible to receive annually an incentive bonus equal to three percent of the EBITDA of the Company earned by meeting or exceeding the annual plan for EBITDA developed by management and approved by the Board annually. Pursuant to the Employment Agreement, Mr. Trenk is also entitled to similar life insurance coverage and options as described above for the Ettinger Employment Agreement. See also Section 4 of Item 3.02 to the Report for information as to an option grant to Mr. Trenk pursuant to the Jeffrey Trenk Employment Agreement.

      6. Ricciardi Employment Agreement

      As previously reported, the Company had entered into an employment agreement dated as of January 2, 2004 (the "Ricciardi Employment Agreement") with Ronald J. Ricciardi as the President and Chief Executive Officer of the Company. A copy of the Ricciardi Employment Agreement is filed (by incorporation by reference) as Exhibit 10.8 to this Report and is incorporated herein by this reference. The Ricciardi Employment Agreement was originally with FBO Air, but was assumed by the Company as a result of the Merger.

      On March 31, 2005, the Board of Directors authorized execution of the First Amendment effective April 1, 2005 (the "First Amendment") to the Ricciardi Employment Agreement. A copy of the First Amendment is filed as Exhibit 10.9 to this Report and is incorporated herein by this reference. The First Amendment provides that Mr. Ricciardi's employment under the Ricciardi Employment Agreement is effective April 1, 2005 and will continue for three years thereafter subject to automatic one-year renewals as described for Messrs. Ettinger and Trenk above. The First Amendment increases his base salary from $150,000 to $175,000, subject to such further increases as the Board may authorize from time to time thereafter. The First Amendment also provides for option grants similar to those provided in the Ettinger Employment Agreement and in the Jeffrey Trenk Employment Agreement. See also Section 4 of Item 3.02 to this Report for information as to an option granted to Mr. Ricciardi pursuant to the First Amendment.

                        SECTION 2 -FINANCIAL INFORMATION

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      1. Garden City Kansas FBO

            (a) On March 31, 2004, FBO Garden City, a wholly-owned subsidiary of the Company, closed the asset purchase from Central Plains pursuant to the Asset Purchase Agreement described in Section 1 of Item 1.01 to this Report.

            (b) The assets acquired included the seller's inventory of fuels, contracts, authorizations, trucks and associated fueling equipment and auto parts inventory, office equipment and shop equipment used by Central Plains in its business as a fixed base operator at the Garden City Regional Airport in Garden City, Kansas.

            (c) The seller of the assets, as reported in Item 1.01 to this Report, was Central Plains. There was no material relationship between Central Plains and the Company or any of its affiliates (including FBO Garden City), any directors or officers of the Company, or any associates of any such director or officer.

            (d) The purchase price was $675,000, of which $435,000 was paid at the closing and the Central Plains Note was given for the balance. Reference is made to Section 1 of Item 1.01 to this Report for a description of certain of the terms of the Central Plains Note.

            (e) The cash portion of the purchase price came from the net proceeds of the Offering as reported in Section 1 of Item 3.02 to this Report.

      2. Wilkes-Barre FBO

            (a) On March 31, 2005, FBO Wilkes-Barre, a wholly-owned subsidiary of the Company, closed the stock purchase from the Target Stockholders pursuant to the Stock Purchase Agreement described in Section 2 of Item 1.01 to this Report.

            (b) As a result of the stock purchase Wilkes-Barre acquired substantially all of the assets of Target used in its business as a fixed base operator at the Wilkes-Barre/Scranton International Airport in Avoca, Pennsylvania.

            (c) The selling stockholders were as reported in Item 1.01 to this Report, i.e., Ertley and Paczewski, the Target Stockholders. There was no material relationship between Target and the Target Stockholders, on the one part, and the Company or any of its affiliates (including FBO Wilkes-Barre) or any director or officer of the Company, or any associate of any such director or officer, on the other part.

            (d) At the closing FBO Wilkes-Barre paid the Target Stockholders an aggregate of $1,990,000 ($10,000 having previously been paid) in cash and Target delivered to them the Wilkes-Barre Notes each for $250,000 in principal amount, together with the guaranties by the Company and FBO Wilkes-Barre. Reference is made to Section 2 of Item 1.01 to this Report for a description of certain of the terms of the Wilkes-Barre Notes, which were guaranteed by the Company.

            (e) The cash portion of the purchase price came from the net proceeds of the Offering as reported in Section 1 of Item 3.02 to this Report

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

      1. Private Placement

            (a) On March 31, 2005 (the "Initial Closing Date"), the Company sold
42.65295 units (the "Units"), each Unit consisting of: (i) a 10% Senior Secured Promissory Note due March 31, 2008 (the "Secured Note") in the principal amount of $25,000; (ii) ten shares of the Company's Series A Convertible Preferred Stock, $0.001 par value (the "Convertible Preferred Stock"); and (iii) a warrant expiring March 30, 2010 (the "Investors Warrant") to purchase 50,000 shares of the Common Stock. As a result of this closing, the Company issued on the Initial Closing Date $1,066,325 in aggregate principal amount of the Secured Notes, 414 shares of the Convertible Preferred Stock and Investor Warrants to purchase an aggregate of 2,132,651 shares of the Common Stock. Copies of the forms of Secured Note and Investor Warrant are filed as Exhibits 4.1 and 4.2, respectively, to this Report and are incorporated herein by this reference. A copy of the General Security Agreement dated as of March 31, 2005 (the "Security Agreement") is filed as Exhibit 4.3 to this Report and is incorporated herein by this reference. A copy of the Certificate of Designations creating the Convertible Preferred Stock is filed (by incorporation by reference) as Exhibit 3(i)(1) and is incorporated herein by this reference.

            (b) There was no underwriter for the Units, although Laidlaw & Company (UK) Ltd. ("Laidlaw") acted as the non-exclusive placement agent for this private placement (the "Offering") on a "reasonable efforts $3,000,000 all-or-none" basis. The Offering was conditioned upon investors purchasing a minimum of 40 Units for an aggregate purchase price of $3,000,000. The Company may, from time to time through May 15, 2005 (the "Final Closing Date"), accept at closings (the "Closings") additional subscriptions for up to an aggregate of 60 Units for an aggregate purchase price of $4,500,000. As a result of the sales of Units at the Closing on the Initial Closing Date, the Company may, and intends to offer, up to an additional 17.34705 Units through the Final Closing Date. The Offering was made, and will continue to be made, to "accredited investors" (as such term is defined in Rule 501(a) of Regulation D under the Securities Act).

            (c) The Units were offered at $75,000 per Unit; however, the Company and Laidlaw reserved the right to accept subscriptions for partial Units and did in fact do so at the Initial Closing Date. As a result, the total offering price on the Initial Closing Date was $ 3,198,975. There were no underwriting discounts or commissions. However, Laidlaw is entitled to receive, at any Closing on or prior to the Final Closing Date: (i) a cash fee of 10% of the gross proceeds delivered at each Closing and (ii) a warrant expiring March 30, 2010 (the "Agent's Warrant") to purchase 10% of the shares of the Common Stock underlying the shares of the Convertible Preferred Stock and the Investors Warrants issued at each closing. The Agent's Warrant is similar in terms to the Investor Warrant, a copy of the form of which, as indicated above, is filed as
Exhibit 4.2 hereto. As a result of the Closing on the Initial Closing Date, the Company paid to Laidlaw a cash fee of $319,898 and issued to Laidlaw an Agent's Warrant to purchase 1,593,265 shares of the Common Stock. The Company also paid Laidlaw a non-accountable expense reimbursement of $35,000.

            (d) The Company claims that the Offering was exempt from the registration requirement of Section 5 of the Securities Act pursuant to the exemption of Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as a transaction not involving a public offering. Each investor represented to the Company that he, she or it was acquiring the Units, and, unless registered under the Securities Act at that time, the shares of the Common Stock issuable upon the conversions of the shares of the Convertible Preferred Stock and the exercises of the Investor Warrants, for investment and not with a view toward, or in connection with, any distribution of securities of the Company (as the term "distributions" is contemplated under the Securities
Act). Laidlaw made a similar investment representation to the Company with respect to the Agent's Warrant issued to it on the Initial Closing Date and the shares of the Common Stock issuable upon the exercise thereof.

            (e) The following terms are applicable to the conversions of shares of the Convertible Preferred Stock and the exercises of the Investor Warrants and the Agent's Warrants:

                  (i) Convertible Preferred Stock - Optional Conversion. From time to time after issuance a holder may convert a share of the Convertible Preferred Stock into that number of shares of the Common Stock determined by dividing the Stated Value of a share of the Convertible Preferred Stock ($10,000) by the Conversion Price (the Initial Conversion Price is $.30 per share). Accordingly, subject to the anti-dilution provisions described below in subsection (1)(e)(iv) of this Item 3.02, a share of the Convertible Preferred Stock would be convertible into 33,333 shares of the Common Stock.

                  (ii) Convertible Preferred Stock - Mandatory Conversion. Shares of the Convertible Preferred Stock shall automatically convert into shares of the Common Stock upon the occurrence of one of the following events (a "Mandatory Conversion Event"): (1) upon the sale by the Company of its equity securities resulting in the receipt by the Company of no less than $5,000,000 in gross proceeds, excluding the Offering, (a "Qualified Follow-On Offering") or
(2) at such time as the closing bid price for the Common Stock has equaled or exceeded 2.5 times the Initial Conversion Price of $.30 (i.e., $.75) for a period of 20 consecutive trading days prior to the date of the Mandatory Conversion provided that: (A) the Common Stock shall have traded no less than 200,000 shares per trading day for no less than 20 consecutive trading days prior to the date of the Mandatory Conversion and (B) the shares issued upon conversion are fully registered for resale pursuant to an effective registration statement under the Securities Act and are not subject to a lock-up agreement requested by the Company, its underwriters or placement agents. In the event of a Mandatory Conversion due to a Qualified Follow-On Offering, the holder may convert his, her or its shares of the Convertible Preferred Stock into (x) shares of the Common Stock at the Conversion Price in effect on the date of the Mandatory Conversion Event or (y) the securities being sold in the Qualified Follow-On Offering at the same price that such securities are being sold in such Qualified Follow-On Offering, the purchase price therefor to be paid by the holder converting the Stated Value and accrued but unpaid dividends on the shares of the Convertible Preferred Stock so converted, but each holder who so converts into such securities shall receive an additional ten percent of the identical securities of the Qualified Follow-On Offering that such person converted into in the Qualified Follow-On Offering.

                  (iii) The Investor Warrants and the Agent's Warrants will be exercisable at $.60 per share (the "Exercise Price") subject to adjustment as provided in subsection (1)(e)(iv) of this Item 3.02.

                  (iv) Both the Conversion Price and the Exercise Price will be adjusted on a weighted average basis for (1) all stock splits, dividends, recapitalization terms, reclassifications, payments made to holders of the Common Stock and other similar events and (2) the sale by the Company of additional equity securities at a price below the Conversion Price or the Exercise Price, whichever is applicable.

            (f) Not applicable.

      2. Co-Investment

            (a) On the Initial Closing Date, the Company sold 12.5 units (the "Co-Investment Units"), each Co-Investment Unit consisting of (1) ten shares of the Convertible Preferred Stock and a warrant expiring March 30, 2010 (the "Co-Investor Warrant") to purchase 50,000 shares of the Common Stock. As a result of this closing, the Company issued an aggregate of 128 shares of the Convertible Preferred Stock and Co-Investor Warrants to purchase an aggregate of 625,000 shares of the Common Stock.

            (b) There was no underwriter for the Co-Investor Units. The Co-Investors had agreed to make the purchase if the Company sold at least the minimum amount in the Offering. The sale of the Co-Investor Units is not credited against the minimum or maximum amounts to be sold in the Offering. The Co-Investors were all "accredited investors (as such term is defined in Rule 501(a) of Regulation D under Securities Act).

            (c) The Co-Investor Units were offered at $100,000 per Co-Investor Unit; however, the Company reserved the right to accept subscription for partial Co-Investor Units and did in fact do so at the Initial Closing Date. The total offering price was $1,250,000. There were no underwriting discounts or commissions and Laidlaw received no compensation for the sale of the Co-Investor Units.

            (d) The Company claims that the sales of the Co-Investor Units were exempt from the registration requirement of Section 5 of the Securities Act pursuant to the exemption of Section 4(2) of the Securities Act as transactions not involving a public offering. Each Co-Investor represented to the Company that he or it was acquiring the Co-Investor Units, and, unless registered under the Securities Act at that time, the shares of the Common Stock issuable upon the conversions of the shares of the Convertible Preferred Stock and the exercises of the Co-Investor Warrants, for investment and not with a view toward, or in connection with, any distribution of securities of the Company (as the term "distribution" is contemplated under the Securities Act).

            (e) The Co-Investor Warrants are similar in terms to the Investor Warrants, the form of which is filed as Exhibit 4.2 to this Report. For information as to the conversion provisions of the Convertible Preferred Stock and the exercise provisions of the Co-Investor Warrants (i.e., the similar Investor Warrants) see paragraph 1(e) above in this Item 3.02.

            (f) Not applicable.


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

      3. Convertible Notes

            (a) On the Initial Closing Date, the Company issued an aggregate of 4,018,375 shares of the Common Stock upon the conversion of the Company's 80% Convertible Notes due April 15, 2009 (the "Convertible Notes") in the principal amount of $400,000. The form of Convertible Note as amended is filed (by incorporation by reference) as Exhibits 10.10 and 10.11 hereto and is incorporated herein by this reference.

            (b) There was no underwriter in connection with the conversion of the Convertible Notes. All of the holders who or which converted the Convertible Notes were "accredited investors" (as such term is defined in Rule 501(a) of Regulation D under the Securities Act) and were either the purchasers of the Convertible Notes in the private placement of FBO Air which closed on April 16, 2004 or their assignees. As previously reported, upon the Merger, the Company assumed FBO Air's obligations under the Convertible Notes.

            (c) The Company received no cash upon the conversion of the Convertible Notes, having received $400,000 in drawdowns with respect to the Convertible Notes.

            (d) The Company claims that the issuances of the shares of the Common Stock were exempt from the registration requirement of Section 5 of the Securities Act pursuant to the exemption of Section 4(2) of the Securities Act as transactions not involving a public offering. Each of the holders of the Convertible Notes represented to the Company that he or it was acquiring the shares of the Common Stock for investment and not with a view toward, or in connection with, any distribution of securities of the Company (as the term "distribution" is contemplated under the Securities Act).

            (e) The Convertible Notes were converted into 40%, as defined therein, of the Company's outstanding shares of the Common Stock prior to giving effect to the Offering.

            (f) Not applicable

      4. Option Grants

            (a) On March 31, 2005, the Board of Directors granted options to purchase an aggregate of 750,000 shares of the Common Stock.

            (b) There were no underwriters. An option expiring March 31, 2010 to purchase 250,000 shares of the Common Stock was granted to each of (i) Robert J. Ettinger, who was elected as a Vice Chairman of the Board and the Chief Operating Officer of the Company; (ii) Jeffrey M. Trenk, who was elected as a Vice Chairman of the Board and the Executive Vice President of Business Development of the Company and (iii) Ronald J. Ricciardi, the President and Chief Executive Officer of the Company. See Item 5.02 of this Report for information as to the elections of Messrs. Ettinger and Trenk.

            (c) The options were not issued for cash and there were no underwriting discounts or commissions. As indicated in subsection (b) above, these options were issued in consideration of the services to the performed for the Company by these three principal officers of the Company.

            (d) The Company claims that the grants of these options were exempt from the registration requirement of Section 5 of the Securities Act pursuant to the exemption of Section 4 (2) of the Securities Act as transactions not involving a public offering. Each of the optionees represented to the Company that he was acquiring the options, and, if not registered under the Securities Act at the time, the shares of the Common Stock issuable upon the exercise of the option, for investment, and not with a view toward, or in connection with, a distribution (as the term "distribution" is contemplated under the Securities
Act).

            (e) Each of the options is exercisable at $1.60 per share, the market price on April 1, 2005. Each option is exercisable, from time to time in its entirely or in part, until March 31, 2010.

            (f) Not applicable.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

            (a) Not applicable

            (b) As reported in Item 3.02 of this Report, on March 31, 2005, the Company issued $1,066,325 in principal amount of the Secured Notes and 542 shares of the Convertible Preferred Stock. Each of such securities has a material effect upon the rights of the holders of the Common Stock. A copy of the form of Secured Notes is filed as Exhibit 4.1 to this Report, a copy of the Security Agreement is filed as Exhibit 4.3 to this Report and a copy of the Certificate of Designations creating the Convertible Preferred Stock is filed (by incorporation by reference) as Exhibit 3(i)(1) to this Report and both are incorporated herein by this reference. Certain of the restrictive provisions are described below in this Item 3.03:

                  (i) Secured Notes:

                        (1) The holders of the Secured Notes were granted a security interest in all of the assets of the Company and its subsidiaries, whether now held or thereafter acquired. Unless prepaid, the maturity date of the Secured Notes is March 31, 2008.

                        (2) The Company is required to make a prepayment of the Secured Notes from the gross proceeds from a sale, lease or other disposition of shares of the capital stock of a subsidiary or the property or other assets of the Company or a subsidiary other than sales of their products and/or services in the ordinary course of their businesses as fixed base operators.

                        (3) Except for the Convertible Preferred Stock and the Investor Warrants, the Company (or any of its subsidiaries) may not redeem or repurchase any outstanding equity or debt security of the Company (or any of its subsidiaries).

                        (4) The Company will not, directly or indirectly, (or permit any subsidiary to) incur any indebtedness unless (a) such indebtedness is subordinated to the Secured Notes and, after giving effect to its issuance, the Company has a Consolidated EBITDA Debt Service Coverage Ratio (as defined) of
2.5 times and (b) such indebtedness is incurred to finance the acquisitions of fixed base operators. The Central Plains Note and the Wilkes-Barre Notes (see Items 1.01 and 2.01 of this Report) are permitted indebtedness and are subordinated to the Secured Notes.

                  (ii) Convertible Preferred Stock:

                        1. Voting Rights - in addition to their rights to vote separately as a class on any matter which adversely affects their rights or as to which their consent is necessary, the holders of the Convertible Preferred Stock vote as a single class with the holders of the Common Stock on all matters submitted to a vote of stockholders of the Company, with each share having the number of votes equal to the largest whole number of shares of the Common Stock into which such share of the Convertible Preferred Stock could be converted.

                        2. The holders have the right to elect a director so long as 25% of the aggregate Stated Value of the shares sold in the Offering remain outstanding. In lieu of the person serving as a director, at the option of the holders of the Convertible Preferred Stock, he or she may be an observer at Board meetings.

                        3. Liquidation preference per share - 115% of the Stated Value of each share of the Convertible Preferred Stock plus any accrued but unpaid dividend.

                        4. Cumulative dividends of 8% per annum payable commencing July 1, 2005, at the option of the Company, either in additional shares of the Convertible Preferred Stock or cash. No dividend on the Common Stock may be paid while the Company is in default on payment of accrued but unpaid dividend.

                        5. The Company is obligated to redeem all of the then outstanding shares of the Convertible Preferred Stock on the third anniversary of their issuance (i.e., on March 31, 2008) for an amount equal to their Stated Value plus accrued but unpaid dividends. Because of this redemption provision, the Convertible Preferred Stock will not, for accounting purposes, be treated as equity in the Company's balance sheet.

                SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      (a) Not applicable.

      (b) Not applicable.

            (c)(ii)(1) On March 31, 2005, the Board of Directors of the Company elected Robert J. Ettinger as a Vice Chairman of the Board and a director of the Company and designated him as the Chief Operating Officer of the Company. He will also serve as the president of the Company's to be established executive jet management division named Big Bird Division.

                  (2) Mr. Ettinger is a senior aviation expert who has a long history in managing aviation companies and corporate flight departments. From 1998 to March 2005, he was President of New World Aviation, Inc. ("New World"), a company engaged in the business of managing third party-owned jet aircraft available for charter. Prior to New World, Mr. Ettinger held senior management positions with a number of aviation firms: PAB Aviation, Inc. as Vice President/Director of Sales from 1992 to 1998; TPI International Airways as Executive Vice President from 1989 to 1992; Island Helicopter Corp. as General Manager - Sales & Operations from 1987 to 1989; Skyster International as Vice President Sales & Marketing from 1986 to 1987; and National Airlines as General Manager - Aircraft Scheduling/Fleet Planning and later Director of Government Contracts from 1983 to 1986.

                  (3) Mr. Ettinger does not currently serve as a director of any other company whose securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or which is registered as an investment company pursuant to the Investment Act of 1940, as amended (the "Investment Company Act").

                  (4) There are no family relationships among Mr. Ettinger and any of the directors or officers of the Company.

                  (5) Except for the employment agreement described in subsection (a) below, there have been no transactions during the last two years, or proposed transactions, to which the Company was or is to be a party in which Mr. Ettinger had, or is to have, a direct or direct material interest.

                  (6) For information relating to Mr. Ettinger's employment agreement with the Company, see Section 4 of Item 1.01 to this Report.

                  (ii)(1) On March 31, 2005, the Board of Directors of the Company elected Jeffrey M. Trenk as a Vice Chairman of the Board, the Executive Vice President, Business Development and a director of the Company.

                  (2) Mr. Trenk was a founder of FBO Air and prior to his election, had served as a consultant to the Company through its formative and capitalization stage. Before founding FBO Air, from 1998 to 2001, Mr. Trenk built a chain of dry-cleaning operations through a series of acquisitions and then refocused the organization to become one of the largest providers of dry-cleaning services to the hospitality industry in Arizona, servicing over 200 hotels. After three years and ten acquisitions, he sold the business in a private transaction. Before and after the dry-cleaning consolidation, Mr. Trenk was a consultant to numerous investment banking companies and public companies focusing on capital structure, strategic direction and management/organization issues. From 2001 to 2002 he was a consultant to Shadows Bend.

      In 2001, Mr. Trenk pled guilty to one count of conspiracy to commit commercial bribery stemming from an incident in 1996. He has paid his fine of $2,100, served his probation period and has no restrictions as a result of this conviction. The Board of Directors of the Company has reviewed the 1996 incident and, after careful deliberation, determined that these issues associated with this past event were not of sufficient import to turn away from the skills that the directors believed Mr. Trenk could bring to the Company.

                  (3) Mr. Trenk does not currently serve as a director of any other company whose securities are registered pursuant to Section 12 of the Exchange Act or which it registered as an investment company pursuant to the Investment Company Act.

                  (4) Mr. Trenk is the son of Alvin S. Trenk, a director of the Company since the Merger on August 20, 2004.

                  (5) For information relating to Mr. Trenk's employment agreement with the Company and his prior consulting agreement, see Section 5 of
Item 1.01 to this Report.

                  (ii)(1) On March 31, 2005, Alvin S. Trenk resigned as Chairman of the Board of the Company, but remained as a director. William B. Wachtel was elected as a director of the Company and as Mr. Trenk's successor as Chairman of the Board.

                  (2) Mr. Wachtel has been a managing partner of Wachtel & Masyr, LLP, or its predecessor law firm (Gold & Wachtel, LLP), since its founding in August 1984. He is a co-founder of the Drum Major Institute, an organization carrying forth the legacy of the late Reverend Martin Luther King, Jr.

                  (3) Mr. Wachtel has served since November 18, 2003 as a director of Hanover Direct, Inc. whose stock is traded on the American Stock Exchange and which is engaged in the catalog business.

                  (4) There are no family relationships among Mr. Wachtel and any of the directors of or officers of the Company.

                  (5) Wachtel & Masyr, LLP is corporate counsel to the Company, having previously served in such capacity for FBO Air.

                  (6) Not applicable.

            (d)(1) See subsection (c) of this Item 5.02 for information as to the election of Messrs. Ettinger, Jeffrey Trenk and Wachtel as directors of the Company.

                  (2) There is no arrangement or understanding between any of the three directors and any other person pursuant to which such director was selected as a director.

                  (3) As of this date, it is unlikely that Messrs. Ettinger and Jeffrey Trenk as officers/employees of the Company will be named to any Committee of the Board. No decision has been made as to Mr. Wachtel joining any Committee.

                  (4) The ages of the three new directors is as follows: Mr. Ettinger, 44; Mr. Jeffrey Trenk, 52; and Mr. Wachtel, 50.

                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.0.1 FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements of Business Acquired.

            (1) The financial statements of Central Plains Aviation, Inc. (see
Section 1 of Item 2.01 of this Report) will be filed by amendment no later than 71 days after the date this Report was required to be filed.

            (2) The financial statements of Tech Aviation Service, Inc. (see
Section 2 of Item 2.01 of this Report) will be filed by amendment not later than 71 days after the date this Report was required to be filed.

      (b) Pro Forma Financial Information.

            Pro forma financial information with respect to the two acquisitions described in Section 2.01 of this Report will be filed with the later of the financial statements to be filed pursuant to subsection (a) of this Item 9.01.

      (c) Exhibits

      Exhibit No.       Description
      -----------       -----------

      3(i)(1)           Copy of Certificate of Designations. (1)

      4.1               Form of 10% Senior Secured Promissory Note due March 31,
                        2008. (2)

      Exhibit No.       Description
      -----------       -----------

      4.2               Form of Investor Warrant. (2)

      4.3               Copy of General Security Agreement dated as of March 31,
                        2005. (2)

      4.4 Form of Registration Rights Agreement (without schedule or exhibit). (2)

      4.5 Form of Co-Investor Registration Rights Agreement (without schedule or exhibit). (2)

      5 Copy of Employment Agreement dated as of April 1, 2005 by and between Robert J. Ettinger and the Company. (2)

      6 Copy of Business Development Agreement dated as of January 2, 2004 by and between Jeffrey M. Trenk and the Company. (3)

      7 Copy of Employment Agreement dated as of April 1, 2005 between Jeffrey M. Trenk and the Company. (2)

      8 Copy of Employment Agreement dated as of January 2, 2004 by and between Ronald J. Ricciardi and the Company. (3)

      9 Copy of First Amendment effective April 1, 2005 to the Employment Agreement filed as Exhibit 10.10 hereto. (2)

      10.1 Copy of Asset Purchase Agreement dated March 31, 2005 by and among Central Plains Aviation, Inc., FBO Air-Garden City, Inc. and Jon A Crotts. (2)

      10.2 Copy of Employment Agreement dated March 31, 2005 between FBO Air-Garden City, Inc. and Jon A. Crotts. (2)

      10.3 Copy of Stock Purchase Agreement dated March 31, 2005 by and among Tech Aviation Service, Inc., Ronald D. Ertley, Frank E. Paczewski and FBO Air Wilkes-Barre, Inc. (2)

      10.4 Employment Agreement dated March 31, 2005 between Tech Aviation Service, Inc. and Frank E. Paczewski. (2)

      10.10             Form of Convertible Notes due April 15, 2009. (4)

      10.11 Copy of Letter Agreement dated October 21, 2004 amending the Convertible Notes, the form of which is filed as
                        Exhibit 10.6. (5)

----------
(1) Incorporated by reference to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

(2)   Filed herewith.

(3) Incorporated by reference to the Company's Current Report on Form 8-K filed on October 5, 2004.

(4) Incorporated by reference to the Company's Current Report on Form 8-K filed on August 27, 2004.

(5) Incorporated by reference to the Company's Current Report on Form 8-K/A filed on November 4, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act, the registrant has caused this Report to be signed on its behalf by the undersigned duly authorized.

                                FBO Air, Inc.
                                (Registrant)


Dated:  April 5, 2005           By /s/ Ronald J. Ricciardi
                                -------------------------------------
                                Ronald J. Ricciardi
                                President and Chief Executive Officer

                                 FBO AIR, INC.
                          INDEX TO EXHIBITS FILED WITH
                           CURRENT REPORT ON FORM 8-K

--------------------------------------------------------------------------------
EXHIBIT NO.    DESCRIPTION OF EXHIBIT                                    PAGE
--------------------------------------------------------------------------------
4.1            Form of 10% Senior Secured Promissory Note due March      E-2
               31, 2008
--------------------------------------------------------------------------------
4.2            Form of Investor Warrant                                  E-13
--------------------------------------------------------------------------------
4.3            Copy of General Security Agreement dated as of            E-27
               March 31, 2005 (without Schedule)
--------------------------------------------------------------------------------
4.4            Form of Registration Rights Agreement dated as of         E-44
               March 31, 2005 (without Schedule or Exhibit)
--------------------------------------------------------------------------------
4.5            Form of Co-Investor Registration Rights Agreement         E-57
               dated as of March 31, 2005 (without Schedule or
               Exhibit)
--------------------------------------------------------------------------------
10.1           Copy of Asset Purchase Agreement dated as of March        E-70
               31, 2005 by and among Central Plains Aviation,
               Inc., FBO Air - Garden City, Inc. and Jon A.
               Crotts (without Schedule and Exhibit)
--------------------------------------------------------------------------------
10.2           Copy of Employment Agreement dated March 31,              E-91
               2005between FBO Air - Garden City, Inc. and Jon A.
               Crotts
--------------------------------------------------------------------------------
10.3           Copy of Stock Purchase Agreement dated March 31,          E-96
               2005 by and among Tech Aviation Service, Inc.,
               Ronal D. Ertley, Frank E. Paczewski and FBO Air -
               Wilkes-Barre, Inc. (without Exhibit and Schedule)
--------------------------------------------------------------------------------
10.4           Copy of Employment Agreement dated March 31, 2005         E-134
               between Tech Aviation Service, Inc. and Frank E.
               Paczewski
--------------------------------------------------------------------------------
10.5           Copy of Employment Agreement dated as of April1,          E-140
               2005 between the Company and Robert J. Ettinger
--------------------------------------------------------------------------------
10.7           Copy of Employment Agreement dated as of April 1,         E-150
               2005 between the Company and Jeffrey M. Trenk
--------------------------------------------------------------------------------
10.9           Copy of First Amendment effective as of April 1,          E-159
               2005 to Employment Agreement dated as of January
               2, 2004 between the Company and Ronald J. Ricciardi
--------------------------------------------------------------------------------


                                         E-1